Exhibit 1

Independent Accountants’ Agreed-Upon Procedures Report

GreatAmerica Financial Services Corporation (the “Company”)

BofA Securities, Inc.

Wells Fargo Securities, LLC

BMO Capital Markets Corp.

Regions Securities LLC

(together, the “Specified Parties”)

Re: GreatAmerica Leasing Receivables Funding, L.L.C., Series 2026-1 - Data File Procedures

We have performed the procedures described below on the specified attributes in an electronic data file entitled “2026.02.28 GALRF 2026-1 Pool Cut_Sent.xlsx” provided by the Company on March 12, 2026, containing information on 20,493 contracts (the “Contracts”) as of February 28, 2026 (the “Data File”), which we were informed are intended to be included as collateral in the offering of GreatAmerica Leasing Receivables Funding, L.L.C., Series 2026-1. The Company is responsible for the specified attributes identified by the Company in the Data File.

The Specified Parties have agreed to and acknowledged that the procedures performed are appropriate to meet the intended purpose of assisting specified parties in evaluating the accuracy of the specified attributes in the Data File. This report may not be suitable for any other purpose. No other parties have agreed to or acknowledged the appropriateness of these procedures for the intended purpose or any other purpose.

The procedures performed may not address all the items of interest to a specified party of this report and may not meet the needs of all specified parties of this report and, as such, specified parties are responsible for determining whether the procedures performed are appropriate for their purposes. We make no representation regarding the appropriateness of the procedures either for the intended purpose or for any other purpose.

Unless otherwise stated, the following definitions have been adopted in presenting our procedures and findings:

•

The term “compared” means compared to the information shown and found it to be in agreement, unless otherwise stated. Such compared information was deemed to be in agreement if differences were within the reporting threshold.

•

The term “recomputed” means recalculated and compared the result to the information shown and found it to be in agreement, unless otherwise stated. Such recomputed information was deemed to be in agreement if differences were within the reporting threshold.

•	The term “reporting threshold” means that dollar amounts and percentages were within $1.00 and 0.1%, respectively.

•	The term “Cutoff Date” means February 28, 2026.

•

The term “Sources” means information contained in the Company’s onBase electronic records system (Booking Sheet, Agreement, Amendment, Supplement to Agreement, Schedule, Approval Letter, or Rebook General Docs) and Solifi electronic records system (Contract Summary, Customer Addresses, Key Dates and Financials, Residual Information, or Payment Information).

•	The term “Instructions” means the instructions provided by the Company pertaining to a procedure, attribute, or methodology, as described in the procedures below.

•	The term “Provided Information” means the Cutoff Date, Sources, and Instructions.

The procedures we were instructed by the Company to perform are as follows:

A.

We removed 132 Contracts with a value of “10001” or “10004” in the “ProgramTypeID” field from the Data File, and then randomly selected a sample of 150 Contracts (the “Selected Contracts”) from the remaining 20,361 contracts using a random sampling tool. A listing of the Selected Contracts is attached hereto as Exhibit A. For purposes of this procedure, the Company did not inform us of the basis they used to determine the number of contracts we were instructed to randomly select from the Data File.

B.

For each Selected Contract, we compared or recomputed the specified attributes in the Data File listed below to or using the corresponding information included in the Sources, utilizing the Instructions, as applicable. The Company indicated that the absence of any of the information in the Sources or the inability to agree the indicated information from the Data File to the Sources for each of the attributes identified, utilizing the Instructions as applicable, constituted an exception. The Sources are listed in the order of priority.

Attribute	Sources / Instructions

Contract Number	Booking Sheet, Contract Summary screenshot

Obligor Name	Agreement, Amendment, Supplement to Agreement, Approval Letter, Contract Summary screenshot

Variations due to truncation are not to be considered exceptions.

Obligor State	Agreement, Supplement to Agreement, Approval Letter, Customer Addresses screenshot

Scheduled Payment	Agreement, Supplement to Agreement, Booking Sheet, Rebook General Docs, Payment Information screenshot

For Selected Contracts with Payment Frequency of “Quarterly,” if Variable Payment field in the Payment Information screenshot is “Y,” compare Scheduled Payment to the amount corresponding to the month of the Cutoff Date listed on the Payment Information screenshot

Original Term to Maturity	Agreement, Supplement to Agreement, Schedule, Amendment, Key Dates and Financials screenshot

Security Deposit	Agreement, Supplement to Agreement, Booking Sheet

Consider the information to be in agreement if the Data File stated “0” and there was no Security Deposit related information contained in the Agreement, Supplement to Agreement, or Booking Sheet.

Payment Frequency	Agreement, Supplement to Agreement, Schedule

Equipment Cost	Booking Sheet, Rebook General Docs, Key Dates and Financials screenshot

Attribute	Sources / Instructions

First Payment Date (month and year)	Payment Information screenshot

Termination Date (month and year)	Key Dates and Financials screenshot

Booked Residual Value	Residual Information screenshot

We found such information to be in agreement without exception.

We were engaged by the Company to perform this agreed-upon procedures engagement. We conducted our engagement in accordance with attestation standards established by the American Institute of Certified Public Accountants, which involves us performing the specific procedures agreed to and acknowledged above and reporting on findings based on performing those procedures. We were not engaged to, and did not, conduct an examination or review, the objective of which would be the expression of an opinion or conclusion, respectively, on the specified attributes in the Data File. Accordingly, we do not express such an opinion or conclusion. Had we performed additional procedures, other matters might have come to our attention that would have been reported.

We are required to be independent of the Company and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements related to our agreed-upon procedures engagement.

The procedures performed were applied based on the information included in the Data File and Provided Information, without verification or evaluation of such information by us; therefore, we express no opinion or any other form of assurance regarding (i) the reasonableness of the information provided to us by the Company, (ii) the physical existence of the Contracts, (iii) the reliability or accuracy of the Provided Information which was used in our procedures, or (iv) matters of legal interpretation.

The procedures performed were not intended to address, nor did they address: (i) the conformity of the origination of the Contracts to stated underwriting or credit extension guidelines, standards, criteria, or other requirements, (ii) the value of collateral securing any such Contracts being securitized, (iii) the compliance of the originator of the Contracts with federal, state, and local laws and regulations, or (iv) any other factor or characteristic of the Contracts that would be material to the likelihood that the issuer of the receivable-backed notes will pay interest and principal in accordance with applicable terms and conditions. The procedures performed were not intended to satisfy any criteria for due diligence published by the nationally recognized statistical rating organizations (“NRSROs”).

The terms of our engagement are such that we have no responsibility to update this report because of events and circumstances that may subsequently occur.

This report is intended solely for the information and use of the Specified Parties. It is not intended to be and should not be used by any other person or entity, including investors or the NRSROs, who are not identified in the report as the Specified Parties but may have access to this report as required by law or regulation.

/s/ KPMG LLP

Irvine, California

April 2, 2026

Exhibit A

The Selected Contracts

Selected	Selected Contract	Selected	Selected Contract	Selected	Selected Contract
Contract #	Unique ID*	Contract #	Unique ID*	Contract #	Unique ID*
1	20261001	51	20261051	101	20261101
2	20261002	52	20261052	102	20261102
3	20261003	53	20261053	103	20261103
4	20261004	54	20261054	104	20261104
5	20261005	55	20261055	105	20261105
6	20261006	56	20261056	106	20261106
7	20261007	57	20261057	107	20261107
8	20261008	58	20261058	108	20261108
9	20261009	59	20261059	109	20261109
10	20261010	60	20261060	110	20261110
11	20261011	61	20261061	111	20261111
12	20261012	62	20261062	112	20261112
13	20261013	63	20261063	113	20261113
14	20261014	64	20261064	114	20261114
15	20261015	65	20261065	115	20261115
16	20261016	66	20261066	116	20261116
17	20261017	67	20261067	117	20261117
18	20261018	68	20261068	118	20261118
19	20261019	69	20261069	119	20261119
20	20261020	70	20261070	120	20261120
21	20261022	71	20261071	121	20261121
22	20261022	72	20261072	122	20261122
23	20261023	73	20261073	123	20261123
24	20261024	74	20261074	124	20261124
25	20261025	75	20261075	125	20261125
26	20261026	76	20261076	126	20261126
27	20261027	77	20261077	127	20261127
28	20261028	78	20261078	128	20261128
29	20261029	79	20261079	129	20261129
30	20261030	80	20261080	130	20261130
31	20261031	81	20261081	131	20261131
32	20261032	82	20261082	132	20261132
33	20261033	83	20261083	133	20261133
34	20261034	84	20261084	134	20261134
35	20261035	85	20261085	135	20261135
36	20261036	86	20261086	136	20261136
37	20261037	87	20261087	137	20261137
38	20261038	88	20261088	138	20261138
39	20261039	89	20261089	139	20261139
40	20261040	90	20261090	140	20261140
41	20261041	91	20261091	141	20261141
42	20261042	92	20261092	142	20261142
43	20261043	93	20261093	143	20261143
44	20261044	94	20261094	144	20261144
45	20261045	95	20261095	145	20261145
46	20261046	96	20261096	146	20261146
47	20261047	97	20261097	147	20261147
48	20261048	98	20261098	148	20261148
49	20261049	99	20261099	149	20261149
50	20261050	100	20261100	150	20261150

(*)	The Company has assigned a unique ID to each Contract in the Data File. The Contract IDs referred to in this Exhibit are not the Company’s Contract IDs.